                                    [Graphic]

Nations Small
Company Fund
Prospectus -- Investor A, B and C Shares

August 1, 2002


The Securities and Exchange
Commission (SEC) has not
approved or disapproved these
securities or determined if this
prospectus is truthful or complete.

Any representation to the contrary
is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee





[LOGO] Nations Funds

An overview of the Fund
--------------------------------------------------------------------------------


[Graphic]
   TERMS USED IN THIS PROSPECTUS

   IN THIS PROSPECTUS, we, us AND our REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN italics WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN Terms used in this prospectus.

   [Graphic]


    YOU'LL FIND Terms used in
    this prospectus ON PAGE 38.

   YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT
   INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

   AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUND.


This booklet, which is called a prospectus, tells you about one Nations Funds Stock Fund -- Nations Small Company Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND
Nations Small Company Fund invests primarily in equity securities of U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.

IS THIS FUND RIGHT FOR YOU?
Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Small Company Fund focuses on long-term growth. It may be suitable for you if:

  .you have longer-term investment goals

  .it's part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION
If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   BANC OF AMERICA ADVISORS, LLC (BA ADVISORS) IS THE INVESTMENT ADVISER TO THE FUND. BA ADVISORS IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND. BA ADVISORS AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER -- BANC OF AMERICA CAPITAL MANAGEMENT, LLC
   (BACAP), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT
    BA ADVISORS AND BACAP STARTING ON PAGE 12.


[Graphic]

        ABOUT THE FUND

         NATIONS SMALL COMPANY FUND                                   4
         Sub-adviser: BACAP
         --------------------------------------------------------------
         OTHER IMPORTANT INFORMATION                                 10
         --------------------------------------------------------------
         HOW THE FUND IS MANAGED                                     12

[Graphic]
       ABOUT YOUR INVESTMENT

         INFORMATION FOR INVESTORS
           Choosing a share class                                    14
             About Investor A Shares                                 15
               Front-end sales charge                                15
               Contingent deferred sales charge                      16
             About Investor B Shares                                 16
               Contingent deferred sales charge                      16
             About Investor C Shares                                 18
               Contingent deferred sales charge                      18
             When you might not have to pay a sales charge           18
           Buying, selling and exchanging shares                     22
             How orders are processed                                24
           How selling and servicing agents are paid                 30
           Distributions and taxes                                   32
         --------------------------------------------------------------
         FINANCIAL HIGHLIGHTS                                        34
         --------------------------------------------------------------
         TERMS USED IN THIS PROSPECTUS                               38
         --------------------------------------------------------------
         WHERE TO FIND MORE INFORMATION                      BACK COVER

[Graphic]
   ABOUT THE SUB-ADVISER

   BACAP IS THIS FUND'S SUB-ADVISER. BACAP'S SMALLCAP STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

   [Graphic]


    YOU'LL FIND MORE ABOUT BACAP ON PAGE 13.

[Graphic]
   WHY INVEST IN A SMALL
     COMPANY FUND?

   A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

   THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.


NATIONS SMALL COMPANY FUND

[Graphic]
     INVESTMENT OBJECTIVE
     The Fund seeks long-term capital growth by investing primarily in equity securities.

[Graphic]

     PRINCIPAL INVESTMENT STRATEGIES
     The Fund normally invests at least 80% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  .company meetings/conferences

  .independent industry analysis

  .quantitative analysis

  .Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  .gaining an in-depth understanding of the company's business

  .evaluating the company's growth potential, risks and competitive strengths

  .discussing its growth strategy with company management

  .validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .may try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

   [Graphic]


    YOU'LL FIND MORE ABOUT
    OTHER RISKS OF INVESTING IN THE FUND IN Other important information AND IN THE SAI.


While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[Graphic]

     RISKS AND OTHER THINGS TO CONSIDER
     Nations Small Company Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      .Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[Graphic]
   MANY THINGS AFFECT THE FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.


[Graphic]
     A LOOK AT THE FUND'S PERFORMANCE
     The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

     YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
     The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


                       [CHART]

   1996    1997    1998    1999    2000     2001
  ------  ------  ------  ------  -------  -------
  19.92%  19.47%   1.22%  54.51%  (1.83)%  (12.22)%

          *Year-to-date return as of June 30, 2002:  -12.48%

     BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best: 4th quarter 1999:  43.14%
Worst: 3rd quarter 1998: -25.80%

[Graphic]
   THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.



     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
     The table shows the Fund's Investor A Shares' average annual total returns
     (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Investor B Shares and Investor C Shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Investor A Shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                         Life of
                                         1 year  5 years  Fund*
Investor A Shares Returns Before Taxes   -17.27%  8.69%  10.18%
Investor A Shares Returns After Taxes on
 Distributions                           -17.27%  7.40%  9.03%
Investor A Shares Returns After Taxes on
 Distributions and Sale of Fund Shares   -10.52%  6.92%  8.24%
Investor B Shares Returns Before Taxes   -17.21%  8.94%  10.54%
Investor C Shares Returns Before Taxes   -13.73%   --    4.65%
Russell 2000 Growth Index (reflects no
 deductions for fees, expenses or taxes) -9.23%   2.87%  4.54%

    * The inception dates of Investor A Shares, Investor B Shares and Investor C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[Graphic]
   THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

   TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.


[Graphic]
     WHAT IT COSTS TO INVEST IN THE FUND
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   SHAREHOLDER FEES                          Investor A Investor B Investor C
   (Fees paid directly from your investment)   Shares     Shares     Shares
    Maximum sales charge (load) imposed
    on purchases, as a % of offering price     5.75%       none       none
    Maximum deferred sales charge (load)
    as a % of the lower of the original
    purchase price or net asset value         none/1/    5.00%/2/   1.00%/3/

   ANNUAL FUND OPERATING EXPENSES/4/
   (Expenses that are deducted from the Fund's assets)
    Management fees                            0.90%      0.90%      0.90%
    Distribution (12b-1) and shareholder
    servicing fees                             0.25%      1.00%      1.00%
    Other expenses                             0.32%      0.32%      0.32%
                                               -----      -----      -----
    Total annual Fund operating expenses       1.47%      2.22%      2.22%
    Fee waivers and/or reimbursements         (0.07)%    (0.07)%    (0.07)%
                                              -------    -------    -------
    Total net expenses/5/                      1.40%      2.15%      2.15%
                                               =====      =====      =====

   /1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

   /2/This charge decreases over time. Please see Choosing a share class --
      About Investor B Shares -- Contingent deferred sales charge for details.

   /3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

   /4/The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

   /5/The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2003. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

[Graphic]
   THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.


     EXAMPLE
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     This example assumes:

       .you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

       .you reinvest all dividends and distributions in the Fund

       .your investment has a 5% return each year

       .the Fund's operating expenses remain the same as shown in the table above

       .the waivers and/or reimbursements shown above expire July 31, 2003 and are not reflected in the 3, 5 and 10 year examples

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year 3 years 5 years 10 years
               Investor A Shares  $709  $1,007  $1,327   $2,229
               Investor B Shares  $718   $988   $1,383   $2,360
               Investor C Shares  $318   $688   $1,183   $2,549

     If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year 3 years 5 years 10 years
               Investor B Shares  $218   $688   $1,183   $2,360
               Investor C Shares  $218   $688   $1,183   $2,549

[Graphic]
      Other important information

You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

  .Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  .Changing to a feeder fund - Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

   This Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

  .Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

  .Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

  .Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  .Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  .Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxed at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[Graphic]
   BANC OF AMERICA ADVISORS, LLC

   ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255


[Graphic]


      How the Fund is managed

INVESTMENT ADVISER
BA Advisors is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2003. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                           Maximum  Actual fee
                           advisory  paid last
                             fee    fiscal year
Nations Small Company Fund  0.90%      0.83%

INVESTMENT SUB-ADVISER
Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[Graphic]
   BANC OF AMERICA
   CAPITAL MANAGEMENT, LLC

   ONE BANK OF AMERICA PLAZA
   CHARLOTTE, NORTH CAROLINA 28255

[Graphic]
   STEPHENS INC.

   111 CENTER STREET
   LITTLE ROCK, ARKANSAS 72201

[Graphic]
   PFPC INC.

   400 BELLEVUE PARKWAY
   WILMINGTON, DELAWARE 19809


BANC OF AMERICA CAPITAL MANAGEMENT, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $180 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 55 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to Nations Small Company Fund. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

OTHER SERVICE PROVIDERS
The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[Graphic]
   WE'VE USED THE TERM, investment professional, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. Selling agent OR servicing agent (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


   [Graphic]

    FOR MORE INFORMATION
    ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

   [Graphic]

    BEFORE YOU INVEST,
    PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE How selling and servicing agents are paid.


[Graphic]
      Choosing a share class

Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                       Investor A         Investor B         Investor C
                         Shares             Shares             Shares
Maximum amount
you can buy             no limit           $250,000           no limit
Maximum front-end
sales charge             5.75%               none               none
Maximum deferred
sales charge            none/1/            5.00%/2/           1.00%/3/
Maximum annual
distribution       0.25% distribution 0.75% distribution 0.75% distribution
and shareholder     (12b-1)/service    (12b-1) fee and    (12b-1) fee and
servicing fees            fee         0.25% service fee  0.25% service fee
Conversion feature        none               yes                none

/1/A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

/2/This charge decreases over time. Please see Choosing a share class -- About
   Investor B Shares -- Contingent deferred sales charge for details.

/3/This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[Graphic]

     ABOUT INVESTOR A SHARES

     There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

     FRONT-END SALES CHARGE
     You'll pay a front-end sales charge when you buy Investor A Shares, unless:

      .you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

      .you're reinvesting distributions

     The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                          Amount retained
                           Sales charge   Sales charge   by selling agents
                          as a % of the   as a % of the    as a % of the
                          offering price net asset value  offering price
      Amount you bought     per share       per share        per share
      $0 - $49,999             5.75%          6.10%             5.00%
      $50,000 - $99,999        4.50%          4.71%             3.75%
      $100,000 - $249,999      3.50%          3.63%             2.75%
      $250,000 - $499,999      2.50%          2.56%             2.00%
      $500,000 - $999,999      2.00%          2.04%             1.75%
      $1,000,000 or more       0.00%          0.00%            1.00%/1/

   /1/1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

     CONTINGENT DEFERRED SALES CHARGE
     If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

      .If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

     The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

     You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[Graphic]

     ABOUT INVESTOR B SHARES

     You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

      .you bought the shares before August 1, 1997

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                You'll pay a CDSC of:
------------------------------------------------------------------------
                                 Shares
                               you bought   Shares you bought between
                                 after       8/1/1997 and 11/15/1998
                               11/15/1998   in the following amounts:
                               ---------- ------------------------------
                                            $0 -   $250,000 - $500,000 -
                                          $249,999  $499,999   $999,999
the first year you own them       5.0%      5.0%      3.0%       2.0%
the second year you own them      4.0%      4.0%      2.0%       1.0%
the third year you own them       3.0%      3.0%      1.0%       none
the fourth year you own them      3.0%      3.0%      none       none
the fifth year you own them       2.0%      2.0%      none       none
the sixth year you own them       1.0%      1.0%      none       none
after six years of owning them    none      none      none       none

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

     ABOUT THE CONVERSION FEATURE
     Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                             Will convert to Investor A Shares
Investor B Shares you bought    after you've owned them for
  after November 15, 1998               eight years
  between August 1, 1997
  and November 15, 1998
    $0 - $249,000                       nine years
    $250,000 - $499,999                  six years
    $500,000 - $999,999                 five years
  before August 1, 1997                 nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

      .We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

      .Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

      .You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

      .Investor B Shares that you received from an exchange of Investor B
       Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

      .Conversions are free from federal tax.

[Graphic]
   PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

   YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

   WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.


[Graphic]
     ABOUT INVESTOR C SHARES

     There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

      .you received the shares from reinvested distributions

      .you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

     The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

     Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

     WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     FRONT-END SALES CHARGES
     (Investor A Shares)

     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

      .Combine purchases you've already made
       Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

      .Combine purchases you plan to make
       By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

       .You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

       .Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

       .If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

       .Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

       .If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

      .Combine purchases with family members
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

     The following investors can buy Investor A Shares without paying a front-end sales charge:

      .full-time employees and retired employees of Bank of America Corporation
       (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

      .banks, trust companies and thrift institutions acting as fiduciaries

      .individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

      .Nations Funds' Trustees, Directors and employees of its investment sub-advisers

      .registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

      .registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

      .employees or partners of any service provider to the Fund

      .investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

      .shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

     The following plans can buy Investor A Shares without paying a front-end sales charge:

      .pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

      .employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

      .have at least $500,000 invested in Investor A Shares of Nations Funds
       (except Money Market Funds), or

      .sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

      .be an employer-sponsored plan with at least 100 eligible participants, or

      .be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

      .certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

     You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     CONTINGENT DEFERRED SALES CHARGES
     (Investor A, Investor B and Investor C Shares)

     You won't pay a CDSC on the following transactions:

      .shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

      .shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

      .shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      .shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

      .shares sold by employee benefit plans created according to Section
       403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

       .have at least $500,000 invested in Investor A, Investor B or Investor C
        Shares of Nations Funds, or

       .sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

       .be an employer-sponsored plan with at least 100 eligible participants, or

       .be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

      .the following retirement plan distributions:

       .lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

       .distributions from an IRA or Custodial Account under Section 403(b)(7)
        of the tax code, following attainment of age 59 1/2

       .a tax-free return of an excess contribution to an IRA

       .distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

       .payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

       .shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

       .shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

       .if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

       .withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

     You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

     You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

[Graphic]
   WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A redemption.


[Graphic]
      Buying, selling and exchanging shares

You can invest in the Fund through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                                  WAYS TO
                                BUY, SELL OR       HOW MUCH YOU CAN BUY,
                                  EXCHANGE           SELL OR EXCHANGE                     OTHER THINGS TO KNOW
                               --------------- ----------------------------- -----------------------------------------------
Buying shares                  In a lump sum   minimum initial investment:   There is no limit to the amount you can invest
                                               . $1,000 for regular accounts in Investor A and C Shares. You can invest up
                                               . $500 for traditional and    to $250,000 in Investor B Shares.
                                                 Roth IRAs, and Coverdell
                                                 Education Savings
                                                 Accounts
                                               . $250 for certain fee-based
                                                accounts
                                               . no minimum for certain
                                                retirement plan accounts
                                                like 401(k) plans and SEP
                                                accounts, but other
                                                restrictions apply
                                               minimum additional
                                               investment:
                                               . $100 for all accounts
                               Using our       minimum initial investment:   You can buy shares twice a month, monthly or
                               Systematic      . $100                        quarterly, using automatic transfers from your
                               Investment Plan minimum additional            bank account.
                                               investment:
                                               . $50
----------------------------------------------------------------------------------------------------------------------------
Selling shares                 In a lump sum   . you can sell up to $50,000  We'll deduct any CDSC from the amount you're
                                                of your shares by            selling and send you or your selling agent the
                                                telephone, otherwise there   balance, usually within three business days of
                                                are no limits to the amount  receiving your order.
                                                you can sell                 If you paid for your shares with a check that
                                               . other restrictions may      wasn't certified, we'll hold the sale proceeds
                                                apply to withdrawals from    when you sell those shares for at least 15 days
                                                retirement plan accounts     after the trade date of the purchase, or until
                                                                             the check has cleared.
                               Using our       . minimum $25 per             Your account balance must be at least $10,000
                               Automatic        withdrawal                   to set up the plan. You can make withdrawals
                               Withdrawal Plan                               twice a month, monthly, quarterly, bi-annually
                                                                             or annually. We'll send your money by check or
                                                                             deposit it directly to your bank account. No
                                                                             CDSC is deducted if you withdraw 12% or less
                                                                             of the value of your shares in a class.
----------------------------------------------------------------------------------------------------------------------------
Exchanging shares              In a lump sum   . minimum $1,000 per          You can exchange your Investor A Shares for
                                                exchange                     Investor A shares of any other Nations Fund,
                                                                             except Index Funds. You won't pay a front-end
                                                                             sales charge, CDSC or redemption fee on the
                                                                             shares you're exchanging.
                                                                             You can exchange your Investor B Shares for
                                                                             Investor B Shares of any other Nations Fund.
                                                                             You can exchange your Investor C Shares for
                                                                             Investor C Shares of any other Nations Fund.
                                                                             If you received Investor C Shares of a Fund
                                                                             from an exchange of Investor A Shares of a
                                                                             Managed Index Fund, you can also exchange
                                                                             these shares for Investor A Shares of an Index
                                                                             Fund. You won't pay a CDSC on the shares
                                                                             you're exchanging.
                               Using our       . minimum $25 per exchange    You must already have an investment in the
                               Automatic                                     Funds into which you want to exchange. You
                               Exchange                                      can make exchanges monthly or quarterly.
                               Feature

[Graphic]
   A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

   THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


HOW SHARES ARE PRICED
All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND
The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.

HOW ORDERS ARE PROCESSED
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

Telephone orders
You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   .If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   .Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   .We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   .Telephone orders may be difficult to complete during periods of significant economic or market change.

[Graphic]
   THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

   THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE FUND EVERY BUSINESS DAY.


[Graphic]
     BUYING SHARES

     Here are some general rules for buying shares:

       .You buy Investor A Shares at the offering price per share. You buy
        Investor B and Investor C Shares at net asset value per share.

       .If we don't receive your money within three business days of receiving your order, we'll refuse the order.

       .Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

       .Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     MINIMUM INITIAL INVESTMENT
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

       .$500 for traditional and Roth individual retirement accounts (IRAs), and Coverdell Education Savings Accounts

       .$250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

       .$100 using our Systematic Investment Plan

       .There is no minimum for 401(k) plans, simplified employee pension plans
        (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     MINIMUM ADDITIONAL INVESTMENT
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

   [Graphic]


    FOR MORE INFORMATION
    ABOUT TELEPHONE ORDERS, SEE How orders are processed.



Systematic Investment Plan
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .You can buy shares twice a month, monthly or quarterly.
   .You can choose to have us transfer your money on or about the 15th or the last day of the month.
   .Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[Graphic]
     SELLING SHARES

     Here are some general rules for selling shares:

       .We'll deduct any CDSC from the amount you're selling and send you the balance.

       .If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

       .If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

       .You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

       .If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

       .If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

       .Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

       .We can delay payment of the sale proceeds for up to seven days.

       .Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[Graphic]
   YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.


     We may sell your shares:

       .if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

       .if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

       .under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   .Your account balance must be at least $10,000 to set up the plan.

   .If you set up the plan after you've opened your account, your signature must be guaranteed.

   .You can choose to have us transfer your money on or about the 10th or the 25th of the month.

   .You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

   .We'll send you a check or deposit the money directly to your bank account.

   .You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[Graphic]
     EXCHANGING SHARES

     You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

     Here's how exchanges work:

       .You must exchange at least $1,000, or $25 if you use our Automatic
        Exchange Feature.

       .The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

       .You may only make exchanges into a Fund that is legally sold in your state of residence.

       .You generally may only make an exchange into a Fund that is accepting investments.

       .The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BA Advisors believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that is believed to be a market timer.

       .We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

       .You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     EXCHANGING INVESTOR A SHARES
     You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

       .You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

       .You won't pay a CDSC, if applicable, on the shares you're exchanging.
        Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     EXCHANGING INVESTOR B SHARES
     You can exchange Investor B Shares of the Fund for Investor B Shares of any other Nations Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

     If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     EXCHANGING INVESTOR C SHARES
     You can exchange Investor C Shares of the Fund for Investor C Shares of any other Nations Fund.

     If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

     You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

Automatic Exchange Feature
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

   .Send your request to PFPC in writing or call 1.800.321.7854.

   .If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

   .You must already have an investment in the Funds you want to exchange.

   .You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

   .The rules for making exchanges apply to automatic exchanges.

[Graphic]
   THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

   THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

   YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR
   ACCOUNT.


[Graphic]

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS
Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

  .up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  .up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  .up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee
Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share of Investor A Shares

   .up to 1.00% of the net asset value per share of Investor B Shares

   .up to 1.00% of the net asset value per share of Investor C Shares

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[Graphic]
   THE POWER OF COMPOUNDING

   REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

   PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[Graphic]

      Distributions and taxes

ABOUT DISTRIBUTIONS
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A fund can also have capital gain if the value of its investments increases.
   If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

The Fund distributes any net realized capital gain, at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is paid (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

[Graphic]
   THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

 [Graphic]


    FOR MORE INFORMATION ABOUT
    TAXES, PLEASE SEE THE SAI.


HOW TAXES AFFECT YOUR INVESTMENT
Distributions of a Fund's ordinary income and net short-term capital gain generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  .you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  .the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  .the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

TAXATION OF REDEMPTIONS AND EXCHANGES
Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss may be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended  Year ended  Year ended  Year ended Period ended Period ended
INVESTOR A SHARES*                         03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period         $13.52      $22.44      $11.43      $15.74     $12.05        $10.64
Net investment income/(loss)                 (0.10)      (0.14)      (0.15)      (0.07)     (0.02)         0.03
Net realized and unrealized gain/(loss) on
 investments                                  1.42       (6.58)       11.19      (3.11)      4.42          1.46
Net increase/(decrease) in net asset value
 from operations                              1.32       (6.72)       11.04      (3.18)      4.40          1.49
LESS DISTRIBUTIONS:
Dividends from net investment income           --          --          --          --         --          (0.03)
Distributions from net realized capital
 gains                                         --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Total dividends and distributions              --        (2.20)      (0.03)      (1.13)     (0.71)        (0.08)
Net asset value, end of period               $14.84      $13.52      $22.44      $11.43     $15.74        $12.05
TOTAL RETURN++                                9.76%     (31.96)%     96.91%     (21.32)%    37.02%        13.98%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)        $157,759    $146,457    $245,425    $16,143     $6,772        $3,697
Ratio of operating expenses to average net
 assets                                    1.40%(a)(b) 1.40%(a)(b) 1.38%(a)(b)  1.20%(a)   1.20%+(a)      1.23%+
Ratio of net investment income/(loss) to
 average net assets                          (0.73)%     (0.77)%     (0.90)%    (0.67)%    (0.20)%+       0.30%+
Portfolio turnover rate                        35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             1.46%(a)    1.45%(a)    1.47%(a)    1.47%(a)   1.51%+(a)      1.66%+

                                 *The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended  Year ended  Year ended  Year ended Period ended Period ended
 INVESTOR B SHARES*                        03/31/02#    03/31/01   03/31/00#   03/31/99#    03/31/98     05/16/97
OPERATING PERFORMANCE:
Net asset value, beginning of period         $13.08      $21.94      $11.23      $15.59     $12.03        $10.65
Net investment income/(loss)                 (0.20)      (0.23)      (0.25)      (0.11)     (0.08)        (0.03)
Net realized and unrealized gain/(loss) on
 investments                                  1.37       (6.43)       10.99      (3.12)      4.35          1.46
Net increase/(decrease) in net asset value
 from operations                              1.17       (6.66)       10.74      (3.23)      4.27          1.43
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gains                                 --        (2.20)      (0.03)      (1.13)     (0.71)        (0.05)
Net asset value, end of period               $14.25      $13.08      $21.94      $11.23     $15.59        $12.03
TOTAL RETURN++                                8.94%     (32.45)%     95.79%     (21.86)%    36.06%        13.43%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of period (in 000's)         $17,484     $11,744     $13,839     $5,127     $3,384        $2,635
Ratio of operating expenses to average net
 assets                                    2.15%(a)(b) 2.15%(a)(b) 2.13%(a)(b)  1.95%(a)   1.87%+(a)      1.97%+
Ratio of net investment income/(loss) to
 average net assets                          (1.48%)     (1.52)%     (1.65)%    (1.42)%    (0.87)%+      (0.45)%+
Portfolio turnover rate                        35%         48%         63%        87%         59%          48%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                             2.21%(a)    2.20%(a)    2.22%(a)    2.22%(a)   2.18%+(a)      2.41%+

                                 *The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund became Banc of America Capital Management, LLC.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           Year ended   Year ended   Year ended   Year ended  Period ended
INVESTOR C SHARES                          03/31/02#     03/31/01    03/31/00#    03/31/99#    03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of period          $13.26       $22.21       $11.38        $15.74       $15.18
Net investment income/(loss)                  (0.20)       (0.25)       (0.23)        (0.12)       (0.08)
Net realized and unrealized gain/(loss) on
 investments                                   1.39        (6.50)        11.09        (3.11)        1.35
Net increase/(decrease) in net asset value
 from operations                               1.19        (6.75)        10.86        (3.23)        1.27
LESS DISTRIBUTIONS:
Distributions from net realized capital
 gains                                          --         (2.20)       (0.03)        (1.13)       (0.71)
Net asset value, end of period                $14.45       $13.26       $22.21        $11.38       $15.74
TOTAL RETURN++                                 8.97%      (32.46)%      95.76%       (21.66)%       8.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
 SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $3,871       $2,813       $3,588        $1,951       $3,122
Ratio of operating expenses to average
 net assets                                 2.15%(a)(b)  2.15%(a)(b)  2.13%(a)(b)    1.70%(a)     1.95%+(a)
Ratio of net investment income/(loss) to
 average net assets                           (1.48)%      (1.52)%      (1.65)%      (1.17)%      (0.95)%+
Portfolio turnover rate                         35%          48%          63%          87%           59%
Ratio of operating expenses to average
 net assets without waivers and/or
 expense reimbursements                      2.21%(a)     2.20%(a)     2.22%(a)      2.22%(a)     2.26%+(a)

                                 *Small Company Fund Investor C Shares
                                 commenced operations on September 22, 1997.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

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[Graphic]
   THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.


[Graphic]

        Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term debt security issued by banks, corporations, municipalities and other borrowers.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

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





Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Value Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap Growth Index - an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Index - an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell MidCap(R) Value Index - an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500/1/ - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

        SEC file number:
        Nations Funds Trust, 811-09645

        SMCOPROIX-0802


[Graphic]
      Where to find more information

You'll find more information about Nations Small Company Fund in the following documents:

     ANNUAL AND SEMI-ANNUAL REPORTS
     The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

[Graphic]


     STATEMENT OF ADDITIONAL INFORMATION
     The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

     By telephone: 1.800.321.7854

     By mail:
     Nations Funds
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nationsfunds.com

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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